UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

KANDI TECHNOLOGIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33997	90-0363723
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
Post Code 321016
(Address of principal executive offices)

(86-579) 8223-9700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2016, Kandi Technologies Group, Inc., a corporation incorporated in the State of Delaware (the “Company”), announced a correction to its earnings release issued and furnished with a Form 8-K at 7:00am ET on the same day (the “Previous Release”) as a few items were missing from Balance Sheets and Statements of Cash Flows due to the table format adjustment.

This Amendment No. 1 to Form 8-K contains the copy of the press release titled “Correction: Kandi Technologies Reports First Quarter 2016 Financial Results”, which is furnished as Exhibit 99.1 hereto. The corrected earnings release supersedes the Previous Release.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release titled “Correction: Kandi Technologies Reports First Quarter 2016 Financial Results”, dated May 10, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANDI TECHNOLOGIES GROUP, INC.

Date: May 10, 2016	By: /s/ Hu Xiaoming
Name: Hu Xiaoming
Title: Chief Executive Officer